UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Investor Class (SEEDX)
Institutional Class (SEDEX)

ANNUAL REPORT
December 31, 2015

Oakseed Opportunity Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	7
Schedules of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oakseed Opportunity Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.oakseedfunds.com

Dear Fellow Shareholders,

For the 12 months ended December 31, 2015, the Oakseed Opportunity Fund’s Investor Class fell -3.39% and the Institutional Class lost -3.12% while the S&P 500 Index (with dividends) increased 1.38%. The Fund lagged the benchmark S&P 500’s total return during its third year of operation by approximately 5%, following a 3% and 7% deficit against the same index in 2014 and 2013, respectively. We are disappointed with our relative performance but continue to invest in opportunities we find compelling which we believe have the potential to yield competitive risk adjusted returns over time. As with past letters, we will review both top contributors and top detractors for the Fund in 2015, but will also discuss a new investment, Capital One Financial, the Fund’s largest net position at December 31, 2015.1

2015 at face value looked unremarkable, with most global indices roughly flat for the year and a narrow dispersion of results across most asset categories. Market observers and participants, however, witnessed an increase in volatility throughout 2015 despite the pedestrian year end results, a scenario the Fund positioned for going into the year with hedges against the S&P 500 and Russell 2000 indices, as well as a portfolio of stocks with conservative balance sheets and in several cases higher than average dividend yields. We have also been deliberate in our deployment of cash since the Fund’s inception, and have previously explained our rationale in being patient until compelling investments surface with the goal of being fully invested over a reasonable period of time. The increased market volatility during the month of August that continues to this day presented attractive opportunities and during the latter half of 2015 we profitably closed our hedged positions against both indices and deployed cash into new investments, the largest being Capital One Financial.

Capital One is a name revisited for the Fund as we first purchased its stock in 2013, selling it in late 2014 at an average price of $80.81 for a 29% return from our purchase price. We have long admired founder and CEO Richard Fairbank who successfully led the company over the past two decades from a single line credit card company to a multiline consumer and business bank. Capital One’s business model enjoys competitive advantages with high customer loyalty in its credit card business and low cost of funds from its bank depositors. During the sell off in equity markets during the latter half of 2015, Capital One’s stock price, along with other financial institutions’ equity values, fell disproportionately more than the overall market.  The primary concerns were a flattening yield curve that would hurt net interest margin profitability and fears that a recession would lead to slowing growth and higher bad credit write offs.

[1]	Yahoo! is the Fund’s largest stated position at December 31, 2015, but its economic exposure net of the Fund’s short position in Alibaba is the second largest position after Capital One Financial.

We believe calling a recession is as difficult as calling a stock market top (or bottom), and while we recognize the U.S. economy will one day have an economic contraction again (perhaps this year), most years GDP and asset values tend to appreciate. Long-term investors can potentially earn excess rates of return when valuations reflect short-term uncertainty but misprice longer-term growth. We believe such is the case with Capital One which sports exceptional management, a strong balance sheet, conservative credit loss assumptions, attractive long-term growth prospects, and a valuation at a discount to better known banks with a multiple of just 1.2 times tangible book value. We therefore took the opportunity to establish our position at prices below where we had sold Capital One a year earlier and today it is the Fund’s largest net position at just under 8%.

With Capital One being the Fund’s largest net investment during the end of the year, combined with investing our cash to what we would consider normal levels (cash was 8.4% of Fund assets at December 31, 2015), the Fund’s volatility increased during the last few months of the year. We openly admit that we dislike volatility, recognizing such a statement is considered somewhat heretical among value-oriented investors. Several well-regarded, accomplished investors purport to embrace volatility, articulating a preference for a “lumpy,” potentially higher return over a “steady,” but possibly lower return. However, we feel this is really comparing apples and oranges. If given instead a choice between a lumpy return or a steady return of the exact same amount, logically one should not be indifferent and would choose the latter. In most instances, higher volatility implies a higher degree of uncertainty in realizing expected returns. Therefore, the reason to incur higher volatility is when an investor believes he has an advantage ascertaining that such returns will in fact be realized. We feel the Fund’s current positioning reflects that tradeoff. While we do not “like” volatility, we believe we must manage the Fund to endure such fluctuations if we are confident the market is mispricing the potential upside.

The top three contributors for 2015 were Alphabet (formerly known as Google), Activision Blizzard, and eBay/PayPal. Alphabet welcomed new CFO Ruth Porat (previously CFO of investment bank Morgan Stanley) during the year and her impact was immediate. While the company has historically been lauded for its unique competitive position, intellectual assets, and operational talent, it has just as routinely been criticized for its haphazard organizational structure, undisciplined operating expenses, and over capitalized balance sheet. Almost immediately after Porat joined Alphabet, the firm reorganized its disparate operations into cohesive units (with the largest being Google’s traditional operations), enforced tighter expense controls leading to a material improvement in profitability, and for the first time ever in its corporate history implemented a stock repurchase program. We have trimmed the Fund’s position given the strong stock appreciation but continue to like the long-term risk/return profile bolstered by Porat’s recent contributions.

Activision Blizzard is the world’s leading company in video gaming with well known franchises such as Call of Duty, Skylanders, and Wizards of Warcraft. We have known CEO Bobby Kotick since he first took over the legacy Activision in the 1990s, having invested with him then and watched the company grow from a small, fledgling enterprise to the industry’s leading video game provider via both internal development and acquisitions. The company is currently enjoying several favorable trends, including the current video game console cycle with both the Sony PlayStation 4 and Microsoft Xbox One in their third year of sales. We believe that both consoles should yield increased purchases of video game software for several more years to come. In addition, over 80% of Activision’s games are now sold and downloaded digitally over the Internet. This phenomenon has yielded higher profitability due to minimal production and distribution costs versus the historic sales of disc based software. Digital games also offer the opportunity for in game purchase options as well as subscription based revenue models. These factors among others allowed the company to exceed operating expectations throughout 2015. Like Alphabet, we continue to like the long-term potential at Activision given its strong business profile and capable management.

eBay/PayPal began 2015 as one company, eBay, but in September 2014 agreed to separate PayPal via a spin off that eventually occurred in July 2015. We first purchased eBay’s stock in May 2014 recognizing the public efforts from activist shareholder Carl Icahn asking to spin off PayPal and concluding the separation would maximize value for both companies, implying the pre-spin enterprise was substantially undervalued. Specifically, we believed that PayPal’s higher growth would be given a higher valuation as a stand alone entity, and in addition, saw the potential for eBay to refocus on its core operations under new management. Both prior to and after the separation, eBay in fact sold off non-core assets such as its minority investment in Craigslist and its eBay Enterprise operations. Management’s attention to operating expenses resulted in higher than expected profitability from its core business and as a result, the combined position was the third largest dollar contributor for the Fund in 2015.

The largest detractors for the Fund were Yahoo!, Qualcomm, and Enterprise Products Partners in 2015. We wrote extensively about Yahoo! and Qualcomm in our 2015 Semi Annual Report as they were both the largest detractors during the initial six month period of 2015. Yahoo! has since decided to withdraw the spin off of its Alibaba stake and instead spin off its core operations in order to avoid potential future tax payments and penalties, a plan met with disapproval from most of its large shareholders including activist firm Starboard Value. There is now considerable pressure from shareholders to sell the core Yahoo! business in lieu of a spin off as management has been unsuccessful in improving operations. As we wrote previously, we like the stock because we believe there are multiple paths to unlock value given the core operations are currently valued at zero (or negative). Whether via a spin off or a sale, we believe the core Yahoo! business is worth significantly more than zero with consensus estimates of $4 billion to $6 billion. Also, by separating the core operations from Yahoo!’s 15% Alibaba equity stake, the associated tax uncertainty would decrease resulting in further potential upside.

We are encouraged by the progress Qualcomm has made during the past six months, despite the stock continuing to decline. Since June 30, 2015, the company has announced several licensing deals with Chinese cell phone manufacturers, potentially leading to improved performance from its patent licensing business. After a review, the board decided against splitting the company’s chipset business and patent licensing operation, a decision with which we concur.  While new geographies such as Korea and Europe have followed China’s lead in contesting Qualcomm’s alleged anti-competitive practices, we believe the company’s agreement with China paves the way for future negotiations with other countries that should result in manageable settlements. Over the next several years, Qualcomm’s new products and technology will play a key role in 5G mobile service as well as emerging opportunities such as smart cities using leading edge WiFi (including the recently announced LinkNYC network) and LTE-Advanced in both licensed and unlicensed spectrum, enabling connectivity in ways never imagined.

Enterprise Products Partners is one of the nation’s largest midstream energy companies providing storage, transportation and processing of natural gas, natural gas liquids (NGL), crude oil and petrochemicals. Structured as a master limited partnership (MLP), Enterprise has been tarnished by the market’s current disdain for energy stocks generally and MLPs specifically as several midstream and upstream MLPs have cut or suspended dividend payouts due to the protracted downturn in energy prices. While certainly not immune to the declines in energy, operationally Enterprise has substantially less exposure than pure play exploration and production companies as most of its business involves taking fees from such firms for transport and storage of the commodity. We especially like management’s historic and current conservatism regarding capital structure, capital expenditures, and focus on consistently increasing dividend payments that have continued to grow during this challenging time. We realized losses in 2015 to offset capital gains in the Fund, but have since reestablished our position in what we believe to be the premier MLP in the industry.

Closing

When we embarked upon launching the Fund three years ago, we were determined to provide competitive returns relative to the benchmark and competing funds. Our unvarnished assessment is that we have fallen short of these goals. Rather than offering reasons or excuses for our shortcomings, we would rather convey an apologetic, yet still determined message of our continued efforts to deliver the best results we believe we can achieve. Our conviction is perhaps expressed best in our continued personal investments in the fund, and we have added to our holdings significantly during this period of volatility. While we cannot predict the future, we can say that our alignment with our shareholders has never been greater and that we will relentlessly strive to grow our capital in the most responsible manner possible. As always, we are grateful for your investment and support.

Sincerely,

Greg Jackson	John Park

IMPORTANT INFORMATION

An investment in the Oakseed Opportunity Fund is subject to risks, including possible loss of principal. The Fund risks include, but are not limited to: equity securities risk, exchange traded funds risk, management risk, market risk, preferred stock risk, value-oriented investment strategy risk, warrant risk and industry concentration risk. Foreign investment risk, where the prices of foreign securities may be more volatile than the securities of U.S. companies, includes economic social conditions, political developments and the regulatory environment, plus be more sensitive to changes in interest or exchange rates. Small & mid-cap company risk exists; the securities of such companies may be subject to more abrupt or erratic market movements than larger companies. Options risk, when the Fund’s options positions may fluctuate to a greater degree than the securities they track, and there is the risk when selling put options that the value of underlying security could decrease and the put could be exercised, obligating the seller of the put to buy the security at a higher price than the prevailing market price. The Fund may invest a larger portion of its assets in one or more industries than many other mutual funds, and thus will be more susceptible to negative events affecting those industries. A full description of Fund risks is in the prospectus.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe and is a subset of the Russell 3000 Index. One cannot invest directly in an index. Tangible book value is the total net asset value of a company (book value) minus intangible assets and goodwill. Book value is the total assets of a company minus total liability.

The views were those of the Co-Portfolio Fund Managers as of December 31, 2015, and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Fund as of the date of this material. All current and future holdings are subject to risk and to change.

Oakseed Opportunity Fund
FUND PERFORMANCE at December 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500 Index.  The performance graph above is shown for the Fund’s Institutional Class Shares, Investor Class shares performance may vary.  Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not available for investment.

Average Annual Total Return as of December 31, 2015	1 Year	2 Years	Since Inception	Inception Date
Institutional Class	-3.12%	3.56%	10.22%	12/31/12
Investor Class	-3.39%	3.28%	9.90%	12/31/12
S&P 500 Index	1.38%	7.36%	15.13%	12/31/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 446-4460.

Gross and net expense ratios for the Institutional Class shares were 1.30% and 1.17%, respectively, and for the Investor Class shares were 1.55% and 1.42%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for operating expenses of the Fund is in effect until April 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS – 94.8%
	ADVERTISING SERVICES – 3.1%
67,500	Nielsen N.V.[1]	$3,145,500

	AGRICULTURAL CHEMICALS – 2.1%
125,000	Potash Corp. of Saskatchewan, Inc.[1]	2,140,000

	APPLICATIONS SOFTWARE – 3.2%
34,000	Intuit, Inc.	3,281,000

	COMMERCIAL BANKS NON-U.S. – 4.0%
76,000	Royal Bank of Canada[1]	4,072,080

	COMMERCIAL SERVICES – 2.2%
70,000	ARAMARK Holdings Corp.	2,257,500

	COMMERCIAL SERVICES-FINANCE – 3.8%
108,000	PayPal Holdings, Inc.*	3,909,600

	COMPUTERS – 4.2%
40,500	Apple, Inc.[3]	4,263,030

	E-COMMERCE/PRODUCTS – 4.7%
175,000	eBay, Inc.*	4,809,000

	ENGINEERING/R & D SERVICE – 2.0%
50,000	Jacobs Engineering Group, Inc.*	2,097,500

	ENTERTAINMENT SOFTWARE – 2.7%
71,000	Activision Blizzard, Inc.	2,748,410

	FINANCE-CREDIT CARD – 4.2%
48,000	American Express Co.	3,338,400
10,000	MasterCard, Inc. - Class A	973,600
		4,312,000

	INVESTMENT COMPANIES – 3.5%
76,000	Oaktree Capital Group LLC	3,626,720

	INVESTMENT MANAGEMENT/ADVISORY SERVICES – 2.6%
16,500	Affiliated Managers Group, Inc.*	2,636,040

	MEDICAL-BIOMEDICAL/GENERICS – 4.7%
47,810	Gilead Sciences, Inc.	4,837,894

	MEDICAL-GENERIC DRUGS – 2.8%
44,000	Teva Pharmaceutical Industries Ltd. - ADR	2,888,160

	MULTI-LINE INSURANCE – 3.9%
65,000	American International Group, Inc.	4,028,050

	MULTIMEDIA – 3.4%
33,000	Walt Disney Co.	3,467,640

	OIL-FIELD SERVICES – 0.9%
28,000	Halliburton Co.	953,120

	PHARMACY SERVICES – 3.8%
44,000	Express Scripts Holding Co.*	3,846,040

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	RETAIL-DISCOUNT – 4.3%
27,000	Costco Wholesale Corp.	$4,360,500

	RETAIL-JEWELRY – 2.8%
37,000	Tiffany & Co.	2,822,730

	SEMICON COMPONENTS-INTEGRATED CIRCUITS – 3.0%
61,000	QUALCOMM, Inc.	3,049,085

	SUPER-REGIONAL BANKS-U.S. – 7.6%
108,000	Capital One Financial Corp.	7,795,440

	TRANSPORT-RAIL – 3.1%
40,000	Union Pacific Corp.	3,128,000

	VETERINARY DIAGNOSTICS – 0.3%
77,000	Kindred Biosciences, Inc.*	261,800

	WEB PORTALS/ISP – 11.9%
5,500	Alphabet, Inc. - Class C*	4,173,840
239,000	Yahoo!, Inc.*	7,949,140
		12,122,980

	TOTAL COMMON STOCKS (Cost $87,866,320)	96,859,819

Principal Amount

	SHORT-TERM INVESTMENTS – 5.0%
$5,138,885	UMB Money Market Fiduciary, 0.01%[2,3]	5,138,885
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,138,885)	5,138,885

	TOTAL INVESTMENTS – 99.8% (Cost $93,005,205)	101,998,704
	Other assets in excess of liabilities – 0.2%	213,976

	TOTAL NET ASSETS – 100.0%	$102,212,680

Number of Shares

	SECURITIES SOLD SHORT – (2.9)%
	COMMON STOCKS – (2.9)%
	E-COMMERCE/PRODUCTS – (2.9)%
(37,000)	Alibaba Group Holding Ltd. - ADR*	$(3,006,990)
	TOTAL COMMON STOCKS (Proceeds $3,328,092)	(3,006,990)
	TOTAL SECURITIES SOLD SHORT (Proceeds $3,328,092)	(3,006,990)

ADR – American Depository Receipt

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2015

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.
[3]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
SUMMARY OF INVESTMENTS
As of December 31, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Web Portals/ISP	11.9%
Super-Regional Banks-U.S.	7.6%
Medical-Biomedical/Generics	4.7%
E-Commerce/Products	4.7%
Retail-Discount	4.3%
Finance-Credit Card	4.2%
Computers	4.2%
Commercial Banks Non-U.S.	4.0%
Multi-line Insurance	3.9%
Commercial Services-Finance	3.8%
Pharmacy Services	3.8%
Investment Companies	3.5%
Multimedia	3.4%
Applications Software	3.2%
Advertising Services	3.1%
Transport-Rail	3.1%
Semicon Components-Integrated Circuits	3.0%
Medical-Generic Drugs	2.8%
Retail-Jewelry	2.8%
Entertainment Software	2.7%
Investment Management/Advisory Services	2.6%
Commercial Services	2.2%
Agricultural Chemicals	2.1%
Engineering/R & D Service	2.0%
Oil-Field Services	0.9%
Veterinary Diagnostics	0.3%
Total Common Stocks	94.8%
Short-Term Investments	5.0%
Total Investments	99.8%
Other assets in excess of liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

Assets:
Investments, at value (cost $93,005,205)	$101,998,704
Cash deposited with broker	3,551,874
Receivables:
Fund shares sold	19,383
Dividends and interest	43,224
Prepaid expenses	18,400
Total assets	105,631,585

Liabilities:
Securities sold short, at value (proceeds $3,328,092)	3,006,990
Payables:
Fund shares redeemed	230,908
Advisory fees	80,175
Distribution fees (Note 6)	3,468
Fund administration fees	18,458
Auditing fees	17,491
Fund accounting fees	12,022
Transfer agent fees and expenses	8,583
Legal fees	8,519
Custody fees	4,073
Chief Compliance Officer fees	2,391
Trustees' fees and expenses	927
Accrued other expenses	24,900
Total liabilities	3,418,905

Net Assets	$102,212,680

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$93,337,687
Accumulated net realized loss on investments, securities sold short and written options contracts	(439,608)
Net unrealized appreciation on:
Investments	8,993,499
Securities sold short	321,102
Net Assets	$102,212,680

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$15,942,990
Shares of benficial interest issued and outstanding	1,348,505
Redemption price	$11.82

Institutional Class Shares:
Net assets applicable to shares outstanding	$86,269,690
Shares of benficial interest issued and outstanding	7,256,811
Redemption price	$11.89

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $42,641)	$2,019,516
Interest	994
Total investment income	2,020,510

Expenses:
Advisory fees	1,253,545
Fund administration fees	152,365
Fund accounting fees	64,831
Distribution fees (Note 6)	51,693
Registration fees	46,299
Transfer agent fees and expenses	45,294
Legal fees	23,432
Custody fees	22,128
Miscellaneous	21,736
Shareholder reporting fees	20,947
Auditing fees	17,481
Chief Compliance Officer fees	13,903
Interest expense	13,206
Trustees' fees and expenses	6,506
Insurance fees	852
Total expenses	1,754,218
Advisory fees waived	(171,768)
Net expenses	1,582,450
Net investment income	438,060

Realized and Unrealized loss on Investments and Securities Sold Short:
Net realized gain (loss) on:
Investments	6,621,227
Securities sold short	(4,258)
Net realized gain	6,616,969
Net change in unrealized appreciation/depreciation on:
Investments	(10,783,693)
Securities sold short	321,102
Net change in unrealized appreciation/depreciation	(10,462,591)
Net realized and unrealized loss on investments and securities sold short	(3,845,622)

Net Decrease in Net Assets from Operations	$(3,407,562)

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$438,060	$405,601
Net realized gain on investments and securities sold short	6,616,969	4,281,673
Net change in unrealized appreciation/depreciation on investments
and securities sold short	(10,462,591)	8,540,446
Net increase (decrease) in net assets resulting from operations	(3,407,562)	13,227,720

Distributions to Shareholders:
From net investment income:
Institutional Class	(100,496)	(57,786)
From net realized gain:
Investor Class	(1,126,839)	(957,387)
Institutional Class	(6,068,791)	(4,329,844)
Total distributions to shareholders	(7,296,126)	(5,345,017)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	5,534,172	9,941,464
Institutional Class	13,346,673	35,747,813
Reinvestment of distributions:
Investor Class	1,089,551	921,814
Institutional Class	5,904,061	4,207,438
Cost of shares redeemed:
Investor Class	(13,373,169)	(22,794,954)
Institutional Class	(35,775,096)	(11,100,168)
Net increase (decrease) in net assets from capital transactions	(23,273,808)	16,923,407

Total increase (decrease) in net assets	(33,977,496)	24,806,110

Net Assets:
Beginning of period	136,190,176	111,384,066
End of period	$102,212,680	$136,190,176

Capital Share Transactions:
Shares sold:
Investor Class	423,615	790,532
Institutional Class	1,021,399	2,858,033
Shares reinvested:
Investor Class	90,796	70,367
Institutional Class	489,557	319,957
Shares redeemed:
Investor Class	(1,021,887)	(1,826,938)
Institutional Class	(2,737,434)	(868,842)
Net increase (decrease) in capital share transactions	(1,733,954)	1,343,109

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$13.13	$12.37	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.02	0.02	0.07	-
Net realized and unrealized gain (loss)	(0.45)	1.27	2.38	-
Total from investment operations	(0.43)	1.29	2.45	-

Less Distributions:
From net investment income	-	-	(0.03)	-
From net realized gain	(0.88)	(0.53)	(0.05)	-
Total distributions	(0.88)	(0.53)	(0.08)	-

Net asset value, end of period	$11.82	$13.13	$12.37	$10.00

Total return[2]	(3.39)%	10.41%	24.47%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,943	$24,371	$34,902	$20

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.54%	1.53%	1.77%	-
After fees waived and expenses absorbed	1.41%	1.40%	1.41%	-
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.01)%	(0.01)%	0.19%
After fees waived and expenses absorbed	0.12%	0.12%	0.55%	-

Portfolio turnover rate	86%	123%	71%	-

*	The Fund commenced operations on December 31, 2012.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$13.18	$12.39	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.05	0.05	0.09	-
Net realized and unrealized gain (loss)	(0.45)	1.28	2.40	-
Total from investment operations	(0.40)	1.33	2.49	-

Less Distributions:
From net investment income	(0.01)	(0.01)	(0.05)	-
From net realized gain	(0.88)	(0.53)	(0.05)	-
Total distributions	(0.89)	(0.54)	(0.10)	-

Net asset value, end of period	$11.89	$13.18	$12.39	$10.00

Total return[2]	(3.12)%	10.69%	24.86%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$86,270	$111,819	$76,482	$2,980

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.29%	1.28%	1.52%	-
After fees waived and expenses absorbed	1.16%	1.15%	1.16%	-
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed	0.24%	0.24%	0.44%	-
After fees waived and expenses absorbed	0.37%	0.37%	0.80%	-

Portfolio turnover rate	86%	123%	71%	-

*	The Fund commenced operations on December 31, 2012.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

Note 1 – Organization
Oakseed Opportunity Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve long-term capital appreciation. The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

(c) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the year ended December 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Jackson Park Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.95% of the Fund’s average daily net assets up to $1 billion and 0.85% of the Fund’s average daily net assets in excess of $1 billion. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the Fund’s average daily net assets for Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect until April 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2015, the Advisor waived $171,768 of its advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At December 31, 2015, the amount of these potentially recoverable expenses was $542,795. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2016	201,425
2017	169,602
2018	171,768

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2015 are reported on the Statements of Operations.

Note 4 – Federal Income Taxes
At December 31, 2015, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$92,911,709
Gross unrealized appreciation	$13,353,723
Gross unrealized depreciation	(4,266,728)
Net unrealized appreciation on investments	$9,086,995

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and investments in partnerships.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,202)	$(337,564)	$338,766

As of December 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	646,506
Tax accumulated earnings	646,506

Accumulated capital and other losses	(1,179,610)
Net unrealized appreciation on investments	9,086,995
Net unrealized appreciation on securities sold short	321,102
Total accumulated earnings	$8,874,993

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

Distribution paid from:	2015	2014
Ordinary income	$225,436	$528,309
Long-term capital gains	7,070,690	4,816,708
Total distributions paid	$7,296,126	$5,345,017

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first day of the Fund's next taxable year. As of December 31, 2015, the Fund had $1,179,610 of post-October losses, which are deferred until January 1, 2016 for tax purposes.

Note 5 – Investment Transactions
For the year ended December 31, 2015, purchases and sales of investments, excluding short-term investments, were $99,235,004 and $123,543,335, respectively. Proceeds from securities sold short and cover short securities, were $5,868,777 and $2,544,943, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to the Investor Class, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended December 31, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

●
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$96,859,819	$-	$-	$96,859,819
Short-Term Investments	5,138,885	-	-	5,138,885
Total Assets	$101,998,704	$-	$-	$101,998,704

Liabilities
Securities Sold Short
Common Stocks*	$3,006,990	$-	$-	$3,006,990
Total Liabilities	$3,006,990	$-	$-	$3,006,990

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2015

Note 10 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust
and the Shareholders of Oakseed Opportunity Fund

We have audited the accompanying statement of assets and liabilities of the Oakseed Opportunity Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the one day period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oakseed Opportunity Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the one day period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2016

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended December 31, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended December 31, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Long-term Capital Gain
For Federal income tax purposes, the Fund designates long-term capital gain dividends of $7,070,690 for the year ended December 31, 2015.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 446-4460.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997 - 2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 -1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	77	None.

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004 - 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 -  September 2014).   Chief Compliance Officer, Hanlon Investment Management (2009 - 2010).
Vice President – Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Jackson Park Capital, LLC (the “Investment Advisor”) with respect to the Oakseed Opportunity Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its All-Cap Core fund universe (the “Performance Universe”) for the one-year period ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Large Blend fund universe (the “Expense Universe”).  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the total return of the Fund for the one-year period was above the median returns of the Performance Universe and the Performance Peer Group, and the return of the S&P 500 Index.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the meeting materials indicated that the investment advisory fees (gross of fee waivers) were higher than the Expense Peer Group and Expense Universe medians by 0.21% and 0.28%, respectively. The Trustees noted, however, that the Investment Advisor had waived a portion of its advisory fee with respect to the Fund because of the Fund’s low asset levels.  The Trustees also considered that the Investment Advisor does not manage assets for any other clients, and therefore they could not compare the Fund’s advisory fees with those of any other clients of the Investment Advisor. The total expenses paid by the Fund (net of fee waivers) were higher than the Expense Peer Group and Expense Universe median medians by 0.18% and 0.34%, respectively.  The Trustees noted, however, the Investment Advisor’s assertion that the Fund may invest in companies of any market capitalization, that such a mandate requires more analytical resources than funds that invest solely in large capitalization stocks, and that the Fund’s advisory fees and total expense ratio would therefore be higher than those of funds in Morningstar’s Large Blend Expense Universe.  The Trustees also noted that the Fund’s asset size was much smaller than the average asset size of funds in the Expense Universe.

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that the Investment Advisor had waived a portion of its fees, and determined that the profit level was reasonable.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than its receipt of investment advisory fees, including research received from broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that the Fund’s advisory fee schedule included a fee breakpoint at the $1 billion asset level, which was designed to pass any benefits of economies of scale to the Fund’s shareholders.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Oakseed Opportunity Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/15	12/31/15	7/1/15 – 12/31/15
Investor Class	Actual Performance	$1,000.00	$957.30	$6.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.08	7.19
Institutional Class	Actual Performance	1,000.00	959.40	5.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.35	5.92

*
Expenses are equal to the Fund’s annualized expense ratio of 1.41% and 1.16% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Oakseed Opportunity Fund
A series of Investment Managers Series Trust

Investment Advisor
Jackson Park Capital, LLC
175 West Canyon Crest Road, Suite 202
Alpine, Utah 84004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oakseed Opportunity Fund-Investor Class	SEEDX	46141P 107
Oakseed Opportunity Fund-Institutional Class	SEDEX	46141P 206

Privacy Principles of the Oakseed Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oakseed Opportunity Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 446-4460, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 446-4460, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 446-4460.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Oakseed Opportunity Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free:  (888) 446-4460

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-446-4460.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$14,800	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/16